UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2020

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrants’ telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
As previously disclosed, on May 28, 2020, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), closed on a Purchase Agreement (the “Purchase Agreement”) with affiliates of Energy Capital Partners II, LLC, a Delaware limited liability company (“ECP”) to acquire all the outstanding limited liability company interests of Summit Midstream Partners, LLC, a Delaware limited liability company (“Summit Investments”). We refer to the transactions contemplated by the Purchase Agreement as the “GP
Buy-In
Transaction.”
The May 2020 acquisition of Summit Investments was a transaction between entities under common control. As a result, the Partnership recast its financial statements for the period that the entities were under common control by Summit Investments to retrospectively reflect the May 2020 acquisition.
The Partnership is filing this Current Report on Form
8-K
to update certain items in the Partnership’s Annual Report on Form
10-K
for the year ended December 31, 2019 (the “2019 Annual Report”) and the Partnership’s Quarterly Report on Form
10-Q
for the three months ended March 31, 2020 (the “2020 Quarterly Report”). Under GAAP, the GP
Buy-In
Transaction was deemed a transaction among entities under common control with a change in reporting entity. Although the Partnership is the surviving entity for legal purposes, Summit Investments is the surviving entity for accounting purposes; therefore, the historical financial results of the Partnership prior to the GP
Buy-In
Transaction are

presented as those of Summit Investments. Prior to the GP
Buy-In
Transaction, Summit Investments controlled the Partnership and the Partnership’s financial statements were consolidated into Summit Investments.
The following items of the 2019 Annual Report are being retrospectively adjusted to reflect the GP
Buy-In
Transaction for all periods presented:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 8. Financial Statements and Supplementary Data; and

•	Exhibit 21.1 List of Subsidiaries.
These items replace the same items filed in the Partnership’s 2019 Annual Report as filed with the SEC on March 9, 2020.
The following items of the 2020 Quarterly Report are being retrospectively adjusted to reflect the GP
Buy-In
Transaction for all periods presented:

•	Item 1. Financial Statements and Notes to Unaudited Condensed Consolidated Financial Statements; and

•	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
These items replace the same items filed in the Partnership’s 2020 Quarterly Report as filed with the SEC on May 8, 2020.
The information in this Current Report on Form
8-K
should be read in conjunction with the other information included (but not replaced as described above) in the 2019 Annual Report and in the 2020 Quarterly Report. More current information is contained in the Partnership’s Quarterly Report on Form
10-Q
for the quarterly period ended June 30, 2020 and the Partnership’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description

21.1	List of Subsidiaries

23.1	Consent of Deloitte & Touche LLP

99.1	Updated 2019 Annual Report on Form 10-K - Item 6. Selected Financial Data.

99.2	Updated 2019 Annual Report on Form 10-K - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3		Updated 2019 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.

99.4		Updated 2020 Quarterly Report on Form 10-Q - Item 1. Financial Statements and Notes to Unaudited Condensed Consolidated Financial Statements.

99.5		Updated 2020 Quarterly Report on Form 10-Q - Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

101.INS	*	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	*	Inline XBRL Taxonomy Extension Schema

101.CAL	*	Inline XBRL Taxonomy Extension Calculation Linkbase

101.DEF	*	Inline XBRL Taxonomy Extension Definition Linkbase

101.LAB	*	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE	*	Inline XBRL Taxonomy Extension Presentation Linkbase

104		Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*
Pursuant to Rule 406T of Regulation
S-T,
the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL(eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

By: Summit Midstream GP, LLC (its general partner)

Dated: August 7, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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